Exhibit 32.1

CERTIFICATION OF AMENDED PERIODIC REPORT

I, Robert Waters, President and Chief Executive Officer of Avalon Gold Corporation, a Nevada Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, 18 U.S.C. Section 1350, that: (1) the Amended Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: MAY 24, 2004

/s/ Robert Waters
-----------------
Robert Waters
President and Chief Executive Officer


CERTIFICATION OF AMENDED PERIODIC REPORT

I, Robert Klein, Secretary, Treasurer, and the Chief Financial Officer of Avalon Gold Corporation, a Nevada Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that: (1) the Amended Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: MAY 24, 2004


/s/ Robert Klein
----------------
Robert Klein
Secretary, Treasurer and Chief Financial Officer